<PG$PCN,408010000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77Q1

The following amendments were made to the Registrant's Declaration of Trust:

           Termination of Series of Shares
           Approval of Certain Mergers without Shareholder Approval Designation of Series as a Class of Shares
           Change of Name of the Trust
           New Class of Shares - Lifestyle Series IIIA
           New Class of Shares - NAV Class
           Addition of New Series of Shares.
           Additional of New Series of Shares

<PG$PCN,408020000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

                               JOHN HANCOCK TRUST

                                 TERMINATION OF
                          SERIES OF JOHN HANCOCK TRUST

      The undersigned, constituting a majority of the Trustees of John Hancock Trust, a Massachusetts business trust (the "Trust"), acting pursuant to power conferred on the Trustees by the Agreement and Declaration of Trust of the Trust dated September 29, 1988, do hereby terminate and abolish each of the series of the Trust set forth below and the establishment and designation thereof.

Strategic Growth Trust
Small Company Blend Trust
Overseas Trust
Equity Index Trust
Diversified Bond Trust
Aggressive Growth Trust

<PG$PCN,408030000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ___ day of _________, _____.

________________________                 ____________________________________
Don B. Allen                                    John D. Richardson

________________________                 ____________________________________
Charles L. Bardelis                             F. David Rolwing

________________________                 ____________________________________
John D. DesPrez III                             James M. Oates

________________________                 ____________________________________
Elizabeth G. Cook                                       Hassell H. McClellan

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                        Amendment to Declaration of Trust

      The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 7.3 of the Agreement and Declaration of Trust of the Trust dated September 29, 1988, as amended (the "Declaration of Trust") and in accordance with a Majority Shareholder Vote of the Trust (as defined in the Declaration of Trust), hereby amend and restate Article VII,
Section 7.2 of the Declaration to read in its entirety:

      Section 7.2 Reorganization. The Trust or one or more Series of Shares may merge or consolidate with any other trust, partnership, association, corporation or other organization and the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series of Shares ("Transferor Series of Shares"), to another trust, partnership, association, corporation or other organization, or to the Trust to be held as assets belonging to another Series of Shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another Series of Shares of the Trust, Shares of such other Series of Shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Series of Shares if deemed appropriate by the Trustees. The Trustees shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulation.

<PG$PCN,408040000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this __ day of ______, ____.

________________________               ________________________
Don B. Allen                           Charles L. Bardelis

________________________               ________________________
John D. DesPrez, III                   F. David Rolwing

________________________               ________________________
John D. Richardson                     James M. Oates

________________________               ________________________
Elizabeth G. Cook                         Hassell H. McClellan

The Agreement and Declaration of Trust of the Trust, September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                        Amendment to Declaration of Trust

      The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 7.3 of the Agreement and Declaration of Trust of the Trust dated September 29, 1988, as amended (the "Declaration of Trust") and in accordance with a Majority Shareholder Vote of the Trust (as defined in the Declaration of Trust), hereby amend and restate Article IV,
Section 4.1 of the Declaration to read in its entirety:

      Section 4.1(a) SERIES OF SHARES. The Trustees shall have the authority, without action or approval of the Shareholders, from time to time to divide the Shares into two or more Series of Shares as they deem necessary or desirable. Each Series of Shares shall be separate from each other Series of Shares. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate Series of shares, and to fix and determine the relative rights and preferences as between the Shares of the separate Series of Shares as to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, on conditions under which the several Series of Shares shall have separate voting rights or no voting rights.

      Each Shares of a Series of Shares shall represent a beneficial interest only in the assets belonging to that Series of Shares, and such interest shall not extend to the assets of any other Series of Shares or to the assets of the Trust generally. Shareholders of a particular Series of Shares shall not be entitled to participate in a derivative or class action on behalf of any other Series of Shares or the Shareholders of any other Series of Shares.

<PG$PCN,408050000>

      The establishment and designation of any Series of Shares in addition to those established and designated in Section 4.2 shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series of Shares. At any time that there are no Shares outstanding of any particular Series of Shares previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series of Shares and the establishment and designation thereof.

      The Trustees shall also have the authority, without action or approval of the Shareholders, from time to time to designate any class of Shares of a Series of Shares as a separate Series of Shares as they deem necessary or desirable. The designation of any class of Shares of a Series of Shares as a separate Series of Shares shall be effective at the time specified in an instrument setting forth such designation and executed by a majority of the Trustees. The Trustees shall allocate the assets, liabilities and expenses attributable to any class of Shares designated as a separate Series of Shares to such separate Series of Shares and shall designate the relative rights and preferences of such Series of Shares, provided that such relative rights and preferences are not materially adversely different from the relative rights and preferences of the class of Shares designated as a separate Series of Shares.

      Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series of Shares to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series of Shares from any person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale of Shares of such Series of Shares generally.
<PG$PCN,408060000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this __ day of ______, ____.

_______________________                        ________________________
Don B. Allen                                   Charles L. Bardelis

_______________________                        ________________________
John D. DesPrez, III                           F. David Rolwing

_______________________                        ________________________
John D. Richardson                             James M. Oates

_______________________                        ________________________
Elizabeth G. Cook                              Hassell H. McClellan

The Agreement and Declaration of Trust of the Trust, September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                         MANUFACTURERS INVESTMENT TRUST

                        Amendment to Declaration of Trust

      The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 7.3 of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby amend and restate the first sentence of Article I, Section 1.1 of the Declaration to read in its entirety "This Trust shall be known as "John Hancock Trust," and the Trustees shall conduct the business of the Trust, have all documents executed and sue or be sued under that name or any other name or names as they may from time to time determine."

<PG$PCN,408070000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ___ day of _____, ____.

_______________________                        ________________________
Don B. Allen                                   Charles L. Bardelis

_______________________                        ________________________
John D. DesPrez, III                           F. David Rolwing

_______________________                        ________________________
John D. Richardson                             James M. Oates


The Agreement and Declaration of Trust of the Trust, September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                         MANUFACTURERS INVESTMENT TRUST

                        Amendment to Declaration of Trust

      The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 7.3 of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby amend and restate the first sentence of Article I, Section 1.1 of the Declaration to read in its entirety "This Trust shall be known as "John Hancock Trust," and the Trustees shall conduct the business of the Trust, have all documents executed and sue or be sued under that name or any other name or names as they may from time to time determine."

<PG$PCN,408080000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ___ day of _____, ____.

_______________________                        ________________________
Don B. Allen                                   Charles L. Bardelis

_______________________                        ________________________
John D. DesPrez, III                           F. David Rolwing

_______________________                        ________________________
John D. Richardson                             James M. Oates

The Agreement and Declaration of Trust of the Trust, September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          Establishment and Designation
                          Of Additional Class of Shares

      The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(b) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate a fourth class of shares of each series of the Trust (except those noted below) as follows:

   1. Each series of the Trust has three classes of shares one of which is designated "Series I" shares of beneficial interest, and a second of which is designated "Series II" shares of beneficial interest and a third of which is designated "Series III" shares of beneficial interest.

   2. The fourth class of shares is designated "NAV" shares of beneficial interest.

   3. NAV shares of beneficial interest shall be entitled to all the rights and preferences accorded Shares under the Declaration of Trust.

   4. The rights and preferences of NAV shares of beneficial interest shall be established by the Trustees of the Trust in accordance with the Declaration of Trust and shall be set forth in the Trust's Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as such plan may be amended from time to time.

   5. The following series of the Trust do not have a NAV class of shares: (a) American Growth Trust, (b) American International Trust, (c) American Growth-Income Trust and (d) American Blue Chip Income and Growth Trust.

<PG$PCN,408090000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ____ day of ________________.

_______________________                        ________________________
Don B. Allen                                      John D. Richardson

_______________________                        ________________________
Charles L. Bardelis                                F. David Rolwing

_______________________                        ________________________
John D. DesPrez III                                 James M. Oates

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

      The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.    The new Series of Shares shall be designated:

   1. Small Cap Trust

   2. International Opportunities Trust

   3. Core Bond Trust

   4. U.S. High Yield Bond Trust

   5. Large Cap Trust

2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

<PG$PCN,408100000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ___ day of ____, _____.

_______________________                        ________________________
Don B. Allen                                      John D. Richardson

_______________________                        ________________________
Charles L. Bardelis                                F. David Rolwing

_______________________                        ________________________
John D. DesPrez III                                 James M. Oates

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)

      The undersigned, being a majority of the Trustees of John Hancock Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.    The new Series of Shares shall be designated:

   1. Money Market Trust B

   2. 500 Index Trust B

   3. International Index Trust A

   4. International Index Trust B

   6. Bond Index Trust A

   7. Bond Index Trust B

   8. Growth & Income Trust II

   9. Mid Value Trust

   10. Small Cap Value Trust

   11. Small Cap Growth Trust

   12. Overseas Equity Trust

   13. Active Bond Trust

   14. Short-Term Bond Trust

   15. Managed Trust

<PG$PCN,408110000>

2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

<PG$PCN,408120000>

      In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this ___ day of ____, _____.

_______________________                        ________________________
Don B. Allen                                      John D. Richardson

_______________________                        ________________________
Charles L. Bardelis                                F. David Rolwing

_______________________                        ________________________
John D. DesPrez III                                 James M. Oates

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

<PG$PCN,408130000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(d)

    Please refer to Sub-item 77Q1(b) for information regarding this Sub-item

<PG$PCN,408140000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                             Subadvisory Agreements

(a)   UBS Global Asset Management (Americas) Inc.

(b)   Marsico Capital Management, LLC

(c)   Wells Capital Management, Incorporated

(d)   Independence Investment LLC

<PG$PCN,408150000>

Form of amendment to the Subadvisory Agreement for the following subadviser: (a) UBS Global Asset Management (Americas) Inc.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                   UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

      AMENDMENT made as of this 29th day of April 2005 to the Subadvisory Agreement dated April 30, 2003 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and UBS Global Asset Management (Americas) Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    CHANGE IN APPENDIX A

      Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended:

to add the following portfolio (a "Portfolio"):

Large Cap Trust

2.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

2.    EFFECTIVE DATE

      This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By:  __________________________________
     James D. Gallagher, Executive Vice President,
     Secretary and General Counsel

                   UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

By: ___________________________
<PG$PCN,408160000>

                                   APPENDIX A

                                            BETWEEN       BETWEEN
                                          $50,000,000  $200,000,000
                                   FIRST      AND           AND      EXCESS OVER

                               JOHN HANCOCK TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 22nd day of March, 2005, between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company (the "Adviser"), and Marsico Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of, the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio(s) in accordance with the Portfolio(s)' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio(s), the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Adviser and the Trust's Custodian regarding the fair value of securities held by the Portfolio(s) for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including personnel and equipment and salaries of personnel required for it to execute its sub-advisory duties faithfully.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for

<PG$PCN,408170000>

      the Portfolios in accordance with such policies or practices as may be established by the Trustees and communicated to the Subadviser and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions or more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios in accordance with Subadviser's proxy voting policy.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors. Subadviser does not warrant that it will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective.

5.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

<PG$PCN,408180000>

6.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

7.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

8.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for a Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

9.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:
<PG$PCN,408190000>

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is agreed to by both parties, is in writing, and is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

<PG$PCN,408200000>

      The Subadviser agrees to treat the Portfolios' holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings" to be communicated to the Subadviser, as such policy may be amended from time to time, and to seek to prohibit its employees from trading on any such confidential information. The Subadviser will similarly treat the Portfolios' holdings as confidential information in accordance with its own policies and procedures, as provided to the Adviser. Subadviser will be permitted to make any disclosures of such holdings information as is necessary in the ordinary course of business for it to perform services under this Subadvisory Agreement (such as disclosure to broker-dealers or custodians) provided the Subadviser has reasonable assurances that such party will treat such portfolio holdings as confidential information.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

      John Hancock Investment Management Services, LLC

      by: John Hancock  Life Insurance Company (U.S.A.),
      Managing Member

                         Marsico Capital Management, LLC

______________________

                         by: ____________________________________________

<PG$PCN,408210000>

                                   APPENDIX A

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 29th day of April, 2005, between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company (the "Adviser"), and Wells Capital Management, Incorporated (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage

<PG$PCN,408220000>

      commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

h. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Code of Ethics of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

<PG$PCN,408230000>

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

<PG$PCN,408240000>

4.    other subadvisers to a Portfolio

5.    other subadvisers to a Trust portfolio

6.    other subadvisers to a portfolio under common control with the Portfolio

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

<PG$PCN,408250000>

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

               John Hancock Investment Management Services, LLC

      by: John Hancock Life Insurance Company (U.S.A.),
                                                     Managing Member

                                             _______________________________


               Wells Capital Management, Incorporated

               by: _____________________________________

               Wells Capital Management, Incorporated

               by: _____________________________________
<PG$PCN,408260000>

                                   APPENDIX A

                   JOHN HANCOCKMANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 29th___ day of April_________, 2005____, between JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (FORMERLY, MANUFACTURERS SECURITIES SERVICES, LLC) Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Independence Investment LLC________________, a Delaware limited liability company __________________ (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John HancockManufacturers Investment Trust, formerly, Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the pPortfolios or the portions of portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). . The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser. The Subadviser and the Adviser are currently affiliates under the common control of Manulife Financial Corporation.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser shall have investment discretion over the assets of the Portfolios and will manage the investments and determine the composition of these assets assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended, copies of which shall be furnished to the Subadviser promptly upon amendment;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the managementefficient conduct of the investments affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

<PG$PCN,408270000>

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

i. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents, members and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners, shareholders, members or otherwise; that employees, agents, shareholders, members and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders, members or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the limited liability company agreement ____________ of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

<PG$PCN,408280000>

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given orn the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

<PG$PCN,408290000>

7.    other unaffiliated subadvisers to a Portfolio

8.    other unaffiliated subadvisers to a Trust portfolio

9. other unaffiliated subadvisers to a portfolio under common control with the Portfolio

[BETSY - Arnie Bergman and I looked at the rule and we think this is okay - we would be deemed affiliated with the other affiliated subadvisers anyway. Please call one of us if you have a question or concern - thanks.]

provided, however, the Subadviser may consult with any entity listed above that is an affiliate of the Subadviser.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval,. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust. No amendment shall be effective unless it is in writing and signed by both parties.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock TrustManufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

<PG$PCN,408300000>

17.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

<PG$PCN,408310000>

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                     Manufacturers Securities Services, LLC

      by: The Manufacturers Life Insurance Company (U.S.A.),
       Managing Member

      _____________________________

      JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By:   _____________________________

                                    Independence Investment LLC[Subadviser]

                                    by: ______________________________________

<PG$PCN,408320000>

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(g)

The following reorganization agreement is attached:

      1. Agreement and Plan of Reorganization relating to the acquisition of all of the assets, subject to all of the liabilities, of

        (1) the Aggressive Growth Trust by and in exchange for shares of the Mid CapTrust,

        (2) the Active Bond Trust by and in exchange for shares of the Diversified Bond Trust,

        (3) the Equity Index Trust by and in exchange for shares of the 500 Index Trust B,

        (4) Overseas Trust by and in exchange for shares of the International Value Trust,

        (5) the Small Cap Blend Trust by and in exchange for shares of the Small Cap Opportunities Trust, and

        (6) the Strategic Growth Trust by and in exchange for shares of the U.S. Global Leaders Growth Trust.

Immediately after the close of business on April 29, 2005, the Mid Cap Stock Trust acquired the assets (subject to all of the liabilities) of the Aggressive Growth Trust in exchange for shares of the Mid Cap Trust.

Immediately after the close of business on April 29, 2005, the Diversified Bond Trust acquired the assets (subject to all of the liabilities) of the Active Bond Trust in exchange for shares of the Diversified Bond Trust.

Immediately after the close of business on April 29, 2005, the 500 Index Trust B acquired the assets (subject to all of the liabilities) of the Equity Index Trust in exchange for shares of the 500 Index Trust B.

Immediately after the close of business on April 29, 2005, the International Value Trust acquired the assets (subject to all of the liabilities) of the Overseas Trust in exchange for shares of the International Value Trust.

Immediately after the close of business on April 29, 2005, the Small Company Opportunities Trust acquired the assets (subject to all of the liabilities) of the Small Cap Blend Trust in exchange for shares of the Small Company Opportunities Trust.

Immediately after the close of business on April 29, 2005, the U.S. Global Leaders Growth Trust acquired the assets (subject to all of the liabilities) of the Strategic Growth Trust in exchange for shares of the U.S. Global Leaders Growth Trust.
<PG$PCN,408330000>

                      AGREEMENT AND PLAN OF REORGANIZATION

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this __ day of January, 2005, by John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), a Massachusetts business trust, on behalf of each of the Acquired Portfolios (collectively, the "Acquired Portfolios") and each of the Acquiring Portfolios (collectively, the "Acquiring Portfolios") listed below

      The following table identifies each Acquired Portfolio and the corresponding Acquiring Portfolio with which such Acquired Portfolio will be combined.

ACQUIRED PORTFOLIOS                 ACQUIRING PORTFOLIOS
-------------------                 --------------------
Aggressive Growth Trust       --    Mid Cap Stock Trust
Diversified Bond Trust        --    Active Bond Trust
Equity Index Trust            --    500 Index Trust B
Overseas Trust                --    International Value Trust
Small Company Blend Trust     --    Small Cap Opportunities Trust
Strategic Growth Trust        --    U.S. Global Leaders Growth Trust

            WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Acquired Portfolio to its corresponding Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

            WHEREAS, the Trust intends to provide for the reorganization of the Acquired Portfolios (the "Reorganization") through the acquisition by each of the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of its corresponding Acquired Portfolio in exchange for Series I, Series II, Series III and NAV shares (as applicable) of beneficial interest, par value $.01 per share, of such Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Acquired Portfolios and the distribution to Acquired Portfolio shareholders of such Acquiring Portfolio Shares; and

            WHEREAS, with respect to the Acquiring Portfolios, the U.S. Global Leaders Growth Trust, International Value Trust, Mid Cap Stock Trust and Small Cap Opportunities Trust are existing Trust Portfolios (the "Existing Acquiring Portfolios"), and the Active Bond Trust and 500 Index Trust B are newly organized Trust Portfolios that will first issue shares in connection with the Portfolio combinations (the "New Acquiring Portfolios").

            NOW, THEREFORE, in consideration of the mutual promises herein contained, the Trust on behalf of each of the Acquired Portfolios and Acquiring Portfolios hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE ACQUIRED PORTFOLIOS

      (a) Plan of Reorganization.

      (i) The Trust on behalf of each Acquired Portfolio listed above, will convey, transfer and deliver the assets of each Acquired Portfolio to the Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Acquired Portfolio set forth opposite its name, and each such Acquired Portfolio being the "Corresponding Acquired Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Acquired Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and

<PG$PCN,408340000>

liabilities of the Corresponding Acquired Portfolio and (B) issue and deliver to the Corresponding Acquired Portfolio that number of full and fractional Series I, Series II, Series III and NAV shares of the Corresponding Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and Series III shares of capital stock (if any), par value $.01 per share, of the Acquired Portfolios ("Acquired Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Portfolios and the Acquiring Portfolios shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, each Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record ("Acquired Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Acquired Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Portfolio held by the Acquired Portfolio shareholders. The holders of Series I, Series II and Series III shares of an Acquired Portfolio will receive, respectively, Series I, Series II and Series III shares of its corresponding Acquiring Portfolio, except that holders of Series I shares of the Equity Index Trust will receive NAV shares of the 500 Index Trust B. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Acquired Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Acquired Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Portfolios.

      (b) Exchange Date and Effective Time of the Reorganization.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as to each Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Acquired Portfolio shares at which this Plan will be considered, (B) April 29, 2005 and (C) such later day as the Trust may determine.

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Acquired Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Acquired Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

      (c) Valuation.

      (i) The net asset value per share of the Series I, Series II, Series III and NAV shares (as applicable) of each Acquiring Portfolio and the net value of the assets of each Corresponding Acquired Portfolio to be transferred in exchange for such Series I, Series II, Series III and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II, Series III and NAV shares of the Acquiring Portfolios shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two

<PG$PCN,408350000>

decimal places. The net value of the assets of each Acquired Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Series I, Series II, Series III and NAV shares (as applicable) of the Acquiring Portfolios to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for each Corresponding Acquired Portfolio's assets shall be determined by dividing the net value of the assets of such Acquired Portfolio attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II, Series III and NAV shares of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Acquired Portfolios.

2. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

      The Trust on behalf of each of the Acquiring Portfolios represents and warrants as follows:

      (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Existing Acquiring Portfolio is, and, as of the Effective Time of the Reorganization, each New Acquiring Portfolio will be, a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Existing Acquiring Portfolios and the Trust has, and, as of the Effective Time of the Reorganization, each New Acquiring Portfolio will have, all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now, or in the case of the New Acquiring Portfolios, as then, being conducted.

      (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2004, as supplemented, and the current statement of additional information of the Trust dated May 1, 2004, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. As of November 30, 2004, there were outstanding the numbers of Series I, Series II, and Series III shares of the Existing Acquiring Portfolios as set forth in the table below, and no shares of such Portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of each of the Acquiring Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

EXISTING ACQUIRING PORTFOLIOS     SERIES I SHARES  SERIES II SHARES  SERIES III SHARES
--------------------------------  ---------------  ----------------  -----------------
International Value Trust
Mid Cap Stock Trust
Small Cap Opportunities Trust
U.S. Global Leaders Growth Trust

<PG$PCN,408360000>

      (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Existing Acquiring Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

      (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust Portfolio could, under certain circumstances, be held personally liable for the obligations of such Portfolio).

      (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

      (h) Liabilities. There are no liabilities of any Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of any Acquiring Portfolio.

      (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

      (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or any Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or any Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or any Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

      (k) Contracts. No default exists under any material contract or other commitment on behalf of any Acquiring Portfolio to which the Trust is subject.

      (l) Taxes. All federal and other income tax returns of the Trust with respect to each Acquiring Portfolio required to be filed by the Trust with respect to each Acquiring Portfolio have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Existing Acquiring Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts, and each New Acquiring Portfolio will be in such compliance at the Exchange Date. Each Existing Acquiring Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect, and each New Acquiring Portfolio' shares will be held only by

<PG$PCN,408370000>

purchasers of the types specified in clauses (a) and (b) of this sentence. Each Acquiring Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code, and each of the New Acquiring Portfolios will be so qualified at the Effective Time of the Reorganization.

      (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolios' shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

      The Trust on behalf of each of the Acquired Portfolios represents and warrants as follows:

      (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquired Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

      (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2004, as supplemented, and the current statement of additional information of the Trust dated May 1, 2004, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. As of November 30, 2004, there were outstanding the numbers of Series I, Series II, and Series III shares of the Acquired Portfolios as set forth in the table below, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Portfolio shares, and no Acquired Portfolio has outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio shares (other than any existing dividend reinvestment plans of an Acquired Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of any Acquired Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Acquired Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

ACQUIRED PORTFOLIOS         SERIES I SHARES  SERIES II SHARES  SERIES III SHARES
-------------------         ---------------  ----------------  -----------------
Aggressive Growth Trust
Diversified Bond Trust
Equity Index Trust                                   -                  -
Overseas Trust
Small Company Blend Trust
Strategic Growth Trust

<PG$PCN,408380000>

      (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquired Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

      (f) Authority Relative to this Plan. The Trust, on behalf of the Acquired Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

      (g) Liabilities. There are no liabilities of any Acquired Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquired Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquired Portfolios, none of which has been materially adverse to the business, assets or results of operations of any Acquired Portfolio.

      (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquired Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

      (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or any Acquired Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or any Acquired Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or any Acquired Portfolios, pending or threatened, other than routine inspections and audits.

      (j) Contracts. The Trust is not subject to any contracts or other commitments on behalf of any Acquired Portfolio (other than this Plan) which will not be terminated with respect to the Acquired Portfolio without liability to the Trust or the Acquired Portfolio as of or prior to the Effective Time of the Reorganization.

      (k) Taxes. All federal and other income tax returns of the Trust with respect to each Acquired Portfolio required to be filed by the Trust with respect to each Acquired Portfolio have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquired Portfolios have been paid so far as due. The Trust and each Acquired Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Each Acquired Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. Each Acquired Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

      (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolios' shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

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4. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

      The Trust on behalf of each of the Acquiring Portfolios covenants to the following:

      (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Acquired Portfolios relating to the meeting of the Acquired Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (b) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquiring Portfolios agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

      (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to each Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

      The Trust on behalf of each of the Acquired Portfolios covenants to the following:

      (a) Meeting of the Acquired Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Acquired Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

      (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Acquired Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Acquired Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Acquired Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Acquired Portfolio as of the Effective Time of the Reorganization and prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Acquired Portfolio as of the Effective Time of the Reorganization will be owned by such Acquired Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

<PG$PCN,408400000>

      (c) Registration Statement. In connection with the preparation of the Registration Statement, the Trust on behalf of the Acquired Portfolios will furnish the information relating to the Acquired Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Acquired Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Trust with respect to the Acquired Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

      (d) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquired Portfolios agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

      (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to each Acquired Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

      (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Acquired Portfolio, shall prepare a statement of the earnings and profits of each Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIOS

The obligations of the Trust on behalf of each Acquired Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

      (a) Approval by the Acquired Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Acquired Portfolio entitled to vote on the matter ("Acquired Shareholder Approval").

      (b) Covenants, Warranties and Representations. With respect to each Corresponding Acquiring Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since December 31, 2003.

      (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

      (d) Tax Opinion. The Trust shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain

<PG$PCN,408410000>

of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Acquired Portfolio and its Corresponding Acquiring Portfolio (the "Tax Opinion'). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Acquired Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Acquired Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Acquired Portfolio to its corresponding Acquiring Portfolio solely in exchange for all of their shares of the Acquired Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Acquired Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio;
(4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Acquired Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Acquired Portfolios immediately prior to the Reorganization.

      (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the Acquiring Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIOS

      The obligations of the Trust on behalf of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

      (a) Approval by the Acquired Portfolios' Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to each Corresponding Acquired Portfolio.

      (b) Covenants, Warranties and Representations. With respect to each of the Acquired Portfolios, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Acquired Portfolios since December 31, 2003.

      (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for such Acquiring Portfolio) as consistent with the investment policies of such Acquiring Portfolio.

      (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

      (e) Distribution of Income and Gains. The Trust on behalf of the Acquired Portfolios shall have distributed to the shareholders of each Acquired Portfolio all of such Acquired Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

      (f) Tax Opinion. The Trust shall have received the Tax Opinion.

      (g) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2004 shall have been audited by PricewaterhouseCoopers LLP and shall fairly present the financial position of the

<PG$PCN,408420000>

Acquired Portfolios as of the dates thereof and their respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

      (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

      (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of any or all of the Acquired Portfolios and Acquiring Portfolios, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Portfolio or Portfolios contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Portfolio or Portfolios contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

      (c) Termination. This Plan may be terminated by the Trust, as to any or all of the Acquired Portfolios and Acquiring Portfolios, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any such Acquired Portfolio or Acquiring Portfolio or for any other reason.

      (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on August 31, 2005 if the Effective Time of the Reorganization is not on or prior to such date.

      (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

      The expenses of the Reorganization will be borne by the Acquired Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

      All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

      (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

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      (d) This Plan shall bind and inure to the benefit of the Trust, the
Acquired Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

      (e) The name "John Hancock Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                          JOHN HANCOCK TRUST
                               on behalf of the Acquired Portfolios

                               BY: /s/ JAMES D. GALLAGHER
                                   ---------------------------------------------
                               Name: James D. Gallagher
                                   Title: President

                                JOHN HANCOCK TRUST
                                on behalf of the Acquiring Portfolios

                               BY: /s/ GORDON SHONE
                                   ---------------------------------------------
                               Name: Gordon Shone
                               Title: Chief Financial Officer and Vice President